U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 30, 1996



                      DALLAS GOLD AND SILVER EXCHANGE, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)




                1-11048                             88-0097334
                -------                             ----------
        (Commission file number)      (IRS employer identification number)



                      2817 Forest Lane, Dallas, Texas 75234
                      -------------------------------------
                     (Address of principal executive office)




        Registrant's telephone number, including area code: (972)484-3662

Item 5. Other Information:

     On December 30, 1996 Dallas Gold And Silver Exchange, Inc. (the "Company") purchased 1,119,056 shares of its outstanding common stock. The consideration paid for these shares was cash in the amount of $ 125,000.00 and an 8% unsecured promissory note dated December 31, 1996. The note calls for quarterly interest payments beginning March 31, 1997. Principal payments in the amount of $100,000.00 are due on December 31, 1999 and 2000 with the remaining unpaid balance due on December 31, 2001.

    These shares were acquired from Mr. Henry Hirschman, an individual. The Company plans to cancel these shares.

Item 7. Financial Statements and Exhibits:

     (c)  Exhibits:

          1. Agreement For Purchase And Sale Of Stock
          2. 8% Unsecured Promissory Note


SIGNATURE

In accordance with section 13 and 15(d) of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             Dallas Gold And Silver Exchange, Inc.


Dated: December 30, 1996    /s/ Dr. L.S. Smith
                           -------------------------------------
                            Dr. L.S. Smith
                            Chairman of the Board

                                    AGREEMENT
                                       FOR
                                PURCHASE AND SALE
                                       OF
                                      STOCK

                  THIS AGREEMENT FOR PURCHASE AND SALE OF STOCK

("Agreement") is made and entered into as of this 30 day of December, 1996, by and between Dallas Gold & Silver Exchange, Inc., A Nevada Corporation, (the "Company") and Henry Hirschman, an individual ("Hirschman")

                                    RECITALS

          A. WHEREAS, Hirschman is the owner of record of 1,119,056 shares (the "shares") of the issued and outstanding common stock of the Company

          B. WHEREAS, the Company desires to purchase from Hirschman and Hirschman desires to sell said shares in consideration for cash and a promissory note as set forth below.

                  NOW, THEREFORE, in consideration of the mutual agreements, representations and warranties contained herein, the parties agree as follows:

SECTION 1:  PURCHASE  PRICE.  The  purchase  price to be paid by the  Company to
---------------------------
Hirschman is entirely composed of the sum of $125,000 and the promissory note attached hereto as Exhibit 1.

SECTION 2: TRANSFER OF THE SHARES. Subject to the terms and conditions set forth
---------- ----------------------
in this Agreement, Hirschman shall sell, assign, transfer, convey and deliver 1,119,056 Shares of the Company's common stock , and the Company shall purchase and accept the shares from the Hirschman..

SECTION 3: DELIVERY.
---------- --------

     (a) On the Closing Date (as herein defined), Hirschman shall deliver to the Company certificates representing ownership of the Shares together with executed stock assignments or stock powers attached. Such Stock powers or assignments shall have appropriate signature guaranties.

     (b) On the Closing Date, the Company shall deliver to Hirschman it check in the amount of $125,000 and a fully executed promissory note in the form attached as Exhibit 1.

SECTION 4: CLOSING.  The Closing Date shall occur on December  30,1996 and shall
---------- -------
take place at the principal office of the Company or at such other place as may be mutually agreed upon by the parties.

SECTION 5: REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents
---------- ---------------------------------------------
and warrants to Hirschman as follows:

     (a) Organization of Corporation.  The Company is a general corporation duly
         ---------------------------
organized, validly existing and in good standing under the laws of the State of Nevada, having all necessary corporate powers to own its properties and to carry on its business now owned and operated

     (b) Authority and Effect. The Company has the right,  power, legal capacity
         --------------------
and authority to enter into, and perform its obligations under this Agreement which, shall constitute the valid and binding obligation of American, enforceable in accordance with its terms.

     ( c. ) No Breach  of  Statute  or  Contract.  To the best of the  Company's
            ------------------------------------
knowledge, the execution, delivery and performance of this Agreement does not and will not breach any statute or regulations of any governmental authority and will not, on the Closing Date, conflict with or result in a. breach of, or default under any of the terms, conditions or provisions of any order, writ, injunction, decree, agreement or instrument to which American is a party or by which the Company is or may be bound.

SECTION 6: REPRESENTATIONS AND WARRANTIES OF HIRSCHMAN
------------------------------------------------------

     (a)  General  Representations  and  Warranties.  Hirschman  represents  and
          -----------------------------------------
warrants to the Company as follows:

          (i)  Hirschman  has good and  marketable  title to the Company  shares
     beneficially   owned  by  him,  free  and  clear  of  all  liens,   claims,
     encumbrances, charges or restrictions against transfer;

          (ii)  Authority  and Effect.  Hirschman  has the right,  power,  legal
                ---------------------
     capacity and authority to enter into, and perform his obligations under this Agreement which, shall constitute his valid and binding obligation, enforceable in accordance with its terms.

          (iii) No Breach of Statute  or  Contract.  To the best of  Hirschman's
                ----------------------------------
     knowledge, the execution, delivery and performance of this Agreement does not and will not breach any statute or regulations of any governmental authority and will not, on the Closing Date, conflict with or result in a breach of or default under any of the terms, conditions or provisions of any order, writ, injunction, decree, agreement or instrument to which the Hirschman is a party or by which he is or may be bound.


SECTION 7: NOTICES. All notices or communications  required under this Agreement
---------- -------
shall be in writing and delivered personally or sent by United States registered or certified mail, postage prepaid, and properly addressed as follows:

         The Company:               Dallas Gold & Silver Exchange, Inc
                                    Attention: Dr. L.S. Smith
                                    519 Interstate 30, Suite 243
                                    Rockwall, Texas 75087.

     Hirschman:             155 East 29th Street, Apt. 32A
                            New York, New York 10016

SECTION 8: BINDING EFFECT OF AGREEMENT.  Except as expressly  provided herein to
---------- ---------------------------
the contrary, this Agreement shall be binding on all the heirs, executors, administrators, successors and assigns of each of the parties hereto.

SECTION 9: GOVERNING LAW. This Agreement  shall in all respects be  interpreted,
---------- -------------
enforced and governed by and under the laws of the State Nevada.

SECTION 10:  HEADINGS.  The  headings in the  sections  and  paragraphs  of this
-----------  --------
Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

SECTION 11: GENDER.  The neuter gender includes the feminine and masculine,  the
----------- ------
masculine includes the feminine and neuter, and the feminine includes the masculine and neuter, and each includes corporation, partnership or other legal entity when the context so requires.

SECTION 12:  SINGULAR  AND  PLURAL.  The  singular  number  includes  the plural
-----------  ---------------------
whenever the context so requires.

SECTION  13:  ADDITIONAL  DOCUMENTS.  The  parties  hereto  each agree after the
------------  ---------------------
Closing Date to executed, acknowledge and deliver any additional documents and instruments, and to take any other action consistent with the terms of this Agreement that may reasonably be requested by the other party to. give effect to the provisions hereof.

SECTION 14: COUNTERPARTS.  This Agreement may be executed in counterparts,  each
----------  ------------
of which shall be deemed an original and all of which together shall constitute one and the same instrument.

SECTION  15:  AMENDMENT.  No  supplement,  modification.  or  amendment  of this
------------  ---------
Agreement shall be valid except through written document executed by each of the parties hereto.

         EXECUTED as of the date first above written.

                                              Dallas Gold & Silver Exchange.

                                              By: ______________________________

                                              Its   Chairman

                                              ----------------------------------
                                              Henry Hirschman

                          8 % UNSECURED PROMISSORY NOTE


$875,000

December 31, 1996

     THIS 8% UNSECURED PROMISSORY NOTE is made as of December 31, 1996 by Dallas Gold & Silver Exchange, Inc., a Nevada corporation (the "Company").


SECTION 1. Payment Obligation.
           ------------------

                  Subject to the terms and conditions hereinafter set forth, for value received the Company promises to pay to Henry Hirschman., or registered assigns ("Holder"), on December 31, 2001 the principal sum of Eight Hundred Seventy Five Thousand Dollars ($875,000) less any prepayments or required principal reductions. The Company further promises to pay interest on the outstanding principal balance hereof from the date hereof until paid at the rate of nine percent 8 per cent per annum calculated on the basis of a 365-day year. Accrued interest hereunder shall be payable quarterly in arrears on the first day of each calendar quarter or, if such day is not a Business Day, the next succeeding Business Day. Each date on which an installment of interest is payable pursuant to the terms of this Note is referred to herein as an "Interest Payment Date". Payment of principal and interest on this Note shall be made at 155 East 29th Street, Apt 32A New York , New York 10016 , or at such other address as the Holder shall designate in writing in accordance with Section 8.2, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that the Company may pay principal and interest by check payable in such money. On both December 31, 1999 and on December 31, 2000 the Company shall pay the sum of $100,000 as a principal reduction on this note and the remaining balance shall be reduced accordingly.

SECTION 2. Conversion of the Note.
            ---------------------

          2.1  Conversion  Privilege.  Subject to and upon  compliance  with the
               ---------------------
     provisions of this Section 2, the Holder, at the Holder's option, at any time prior to payment in full of this Note, may convert $100,000 of this
     Note into shares of Common Stock of the Company, par value $.01 per share (the "Common Stock") , at the Price of $1.00 per share.. The holder must convert the full allowable amount in order for this revision to be in full force and effect.


          2.2 Manner of Exercise of Conversion Privilege.  In order to exercise
          ----------------------------------------------
     the conversion privilege of this Note, the Holder shall deliver written notice in substantially the form attached to this Note as Exhibit I to the Company during regular business hours at its principal executive office (which currently is located at 519 Interstate 30, Suite 243, Rockwall, Texas 75087). Conversion shall be deemed to have been effected on the date when such notice is received by the Company (the "Conversion Date") and at that time the rights of the Holder as such shall cease, except with respect to the payment of accrued interest in accordance with Section 2.4 below. An election to convert this the allowable portion of the note shall be irrevocable once made.

          2.3 Issuance of Certificates. As promptly after the Conversion Date as
              ------------------------
     practicable, the Company shall instruct its transfer agent to issue and deliver to the Holder at the address of the Holder set forth on the Company's records, without any charge to the Holder, a certificate or certificates (issued in the name of the Holder or, subject to the provisions of Section 5.2 hereof, in such name as the Holder may designate) for I 00,000 shares of Common Stock of the Company issuable upon the conversion of this Note. The Holder must surrender the original note for a conversion and the Company shall execute and deliver to the Holder a new
     Note in an aggregate principal amount equal to the unconverted portion of the principal amount of the surrendered Note due at the point of conversion.

          2.4 Interest on Conversion. On exercise of the conversion privilege of
              ----------------------
     this Note, interest shall cease to accrue as of the Conversion Date on the principal amount converted, but interest accrued to the Conversion Date shall be payable on or before the third (3rd) business day following the Conversion Date. No payment or adjustment shall be made on conversion of this Note for any dividends on Common Stock issued upon conversion that were declared before the Conversion Date. Upon such conversion the Holder shall be deemed to have become the stockholder of record on the Conversion Date (unless the transfer books of the Company are closed on that date, in which event the Holder shall be deemed to have become the stockholder of record on the next succeeding day on which the transfer books are open and the conversion shall be at the rate in effect on such date).

          2.5 Taxes Upon  Conversion.  The  Company  shall pay any and all taxes
              ----------------------
     that may be payable in respect of the issuance or delivery of any shares of Common Stock on conversion of this Note or any portion thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that of the Holder, and the Company shall not he required to issue or deliver such shares of Common Stock unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such taxes have been paid.

          2.6  Elimination  of Fractional  Interests.  No  fractional  shares of
               -------------------------------------
     Common Stock shall be issued upon conversion of this Note, nor shall the Company be required to pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated.

          2.7 Conversion Price. The Conversion Price of this Note shall be $1.00
              ----------------
     ($1.00) per share of Common Stock. The Conversion Price shall be not be adjusted for any reason and shall be limited to the extent of $ 100,000 in principal amount.,

          2.8  Rights  of  Holder.  Nothing  contained  in this  Note  shall  be
               ------------------
     construed as conferring upon the Holder the right to vote or to consent or to receive notice on account of the shares of Common Stock into which the
     Note is convertible, or as having any rights whatsoever as a stockholder of the Company with respect to such shares.

          2.9 Reservation and Listing of Shares for Issuance.  The Company shall
              ----------------------------------------------
     at all times reserve and keep available out of its authorized and unissued shares of Common Stock, for the purpose of effecting the conversion of this Note, such number of its duly authorized shares as shall from time to time be sufficient to effect the conversion of this Note. The Company covenants that all shares of Common Stock issued upon conversion of this Note in compliance with the terms herewith shall be validly issued and fully paid and non-assessable. As long as this Note shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon conversion of this Note to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock is then listed.

SECTION  3.  Transfer,  Exchange  and  Replacement  of Note.  This Note shall be
             ----------------------------------------------
transferable only on the note register of the Company maintained at the office of the Company . It is the intent of the parties that this note be retained by the Holder until maturity and therefore the note may not be transferred, assigned or sold to any third party without the written consent of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, the Company shall make and deliver a new Note of like tenor, in lieu of this Note, if (i) in case of loss, theft or destruction, the Company receives indemnity or security reasonably satisfactory to it, (ii) the Company is reimbursed for all reasonable expenses incidental to such replacement, and (iii) this Note is surrendered and cancelled, if mutilated.

SECTION 4. Prepayment
           ----------
     The principal amount of this Note may be prepaid, in whole or in part, at any time without restriction.

SECTION 5. Acquisition for Investment and Restrictions On Transfer.
           -------------------------------------------------------

          5.1  Investment Intent.
               -----------------

               (a) The Holder, by acceptance of this Note, represents that this Note and any shares of Common Stock issuable upon conversion of this Note will be acquired for the Holder's own account for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the Holder has no present intention of distributing or reselling the Note or any such shares of Common Stock.

               (b) Holder, by acceptance of this Note, further represents that it has not offered or sold this Note, or any shares of Company Stock into which this Note is convertible, directly or indirectly to any other "Person" (as defined in Section 8.1 below) and that the Holder is not acquiring the Note or any such shares for the account of any other Person.

          5.2 Restrictions on Transfer.  The Holder, by acceptance of this Note,
              ------------------------
     agrees that the Holder will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of this Note or any of the shares of Common Stock issuable upon conversion of this Note unless: (i) a registration statement under the Securities Act of 1933, as amended (the "Act"), covering the sale or transfer of the Note or the shares of Common Stock issuable upon conversion of the Note, as the case may be, is in effect; or the Holder first provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that such sale, transfer, assignment, pledge, hypothecation or other disposition will be exempt from the registration and the prospectus delivery requirements of the Act. Any such sale, transfer, assignment, pledge, hypothecation or other disposition shall also comply with applicable state securities or "blue sky" laws.

          5.3 Legends.  Certificates  evidencing shares of Common Stock issuable
              -------
     upon conversion of this Note shall bear the following legend:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

The certificates representing such shares of Common Stock, and each certificate issued upon transfer thereof, shall also bear any legend required under any applicable state securities law. The Holder consents to the Company's making a notation on its records or giving instructions to any transfer agent of the Common Stock in order to implement the restrictions on transfer of the Note and shares of Common Stock issuable upon conversion hereof set forth herein. The Company shall remove any legend endorsed on this Note or on a certificate representing the shares of Common Stock issued upon conversion hereof, and any stock transfer instructions and record notations with respect to the Note and shares of Common Stock issuable upon conversion hereof, and shall issue a Note or certificate without such legend to the Holder if.: (i) this Note or any Common Stock issuable upon conversion hereof is registered under the Act and under any applicable state securities laws, as the case may be; or (ii) the Holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of this Note or such shares of Common Stock may be made without registration under the Act or under any applicable state securities laws, as the case may be.

SECTION 6. Default.
           -------

          6.1  Rights  Upon  Default.  Upon any Event of  Default  as defined in
               ---------------------
     Section 6.2, the Holder may, at its option, declare the entire amount of principal and accrued interest on this Note immediately due and payable, by written notice to the Company, in which event the Company shall immediately pay to the Holder the entire unpaid principal balance of this Note together with accrued interest thereon to the date of such payment. At any time within fifteen (I 5) days after such declaration, the same may be rescinded and such Event of Default may be waived by the Holder of this Note by written notice from it to the Company. In the event the Company fails to make payment to the Holder of this Note as provided in this Section 6. 1, the Holder shall be entitled to take such measures as may be appropriate to enforce the Company's obligations under this Note, by judicial proceedings or otherwise. No delay or omission of the Holder of this Note to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed as a waiver of any such Event of Default or an acquiescence therein.

          6.2 Events of  Default.  An "Event of  Default"  under this Note shall
              ------------------
     occur if.
               (a) the Company defaults in the payment of principal under this Note when due, either at maturity or by declaration as authorized in this Note;
               (b) the Company defaults in the payment of interest under this 'Note when due and the default continues for a period of fifteen (I5) days;
               (c) the Company shall default in the performance or observance of any agreement, term, covenant or condition contained in this Note (other than as specifically provided in this Section 6.2) and such default is not remedied within fifteen (I 5) days after receipt by the Company of written notice from the Holder of such default.


SECTION 7. Representations and Warranties.
           ------------------------------
               The Company represents and warrants that:

          (a) The execution and delivery of this Note has been duly and validly authorized by the Board of Directors of the Company and that no other corporate proceedings on the part of the Company are necessary to authorize this Note. This Note has been duly and validly executed and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable against it in accordance with its terms;

          (b) The execution, delivery or performance by the Company of this Note will not, with or without the giving of notice or the passage of time, or both, conflict with, violate, result in a breach of or default, right to accelerate or loss of rights under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the material assets or properties of the Company or its subsidiaries pursuant to any provision of the Company's Certificate of Incorporation or Bylaws, or any agreement, law, rule, or regulation, or any order, judgment or decree to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries, or their respective assets or properties is bound; and
          (c) No consent or approval of, or notification to or filing with, any governmental authority, stock exchange, interdealer quotation system or any other party is required in connection with the execution, delivery and performance of this Note, other than such as have been obtained.

                       The Holder represents and warrants:

          (a) That he has accepted this note based on his own independent investigation of the affairs of the company and that he has exercised his own independent judgement in connection with all decisions related thereto.


SECT10N 8. Miscellaneous.

          8.1  Definitions.  As used herein the  following  terms shall have the
               -----------
     following meanings:

               "Person" shall mean any individual or entity,  including  without
               --------
          limitation any corporation, partnership, joint venture or trust.

               "Business  Day" shall mean any day other than a Saturday,  Sunday
               ---------------
          or other day on which banks in the State of Nevada or New York are authorized by law to remain closed.


          8.2 Notices.All notices and other communications made pursuant to the
              -------
     provisions of or in connection with this Note shall be in writing and shall be deemed to have been duly made when delivered personally or by express mail or courier or when sent by facsimile transmission with confirmation received (provided a writing evidencing such transmission is mailed by first class mail, postage prepaid within two (2) Business Days):

               (a) If to the Holder,  to Henry  Hirshman
                     155 East 29th  Street, Apt. 32A
                     New York, New York 10016

               (b) If to the Company, to Dallas Gold & Silver Exchange, Inc., 519 Interstate 30, Suite 243, Rockwall, Texas 75087, fax no. (214) 772-3093, or to such other address as the Company may give notice of to the Holder from time to time.

     8.3  Successors.   All the covenants,  agreements,   representations   and
          ----------
warranties  contained  in this Note  shall  bind the  parties  hereto  and their
respective  heirs,  executors  administrators,   distributees,   successors  and
assigns.

     8.4  Law Governing. This Note is delivered in the State of Nevada and shall
          -------------
be construed and enforced in accordance with, and governed by, the internal laws of the State of Nevada without application of the conflict of laws provisions hereof.

     8.5  Headings. The Section headings in this Note are inserted for purposes
          --------
of convenience only and shall have no substantive effect.

     8.6 Expenses.  Each party to this agreement  shall bear his own expenses in
         --------
connection with this note.

     8.7  Usury.  Notwithstanding  any  other  provision  of  this  Note  to the
          -----
contrary, all agreements between the Company and the Holder are expressly limited, so that in no event or contingency whatsoever, whether by reason of the advancement of the proceeds of this Note, acceleration of maturity of the unpaid principal balance, the addition of accrued interest to principal or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance, or detention of the money to be advanced under this Note exceed the highest lawful rate permissible under applicable usury laws. If, under any circumstances whatsoever, fulfillment of any provision of this Note or any other agreement pertaining to this Note, after timely performance of such provision is due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction deems applicable, then the obligations to be fulfilled shall be reduced to the limit of such validity, and if, under any circumstances whatsoever, the Holder shall ever receive as interest an amount that exceeds the highest lawful rate, the amount that would be excessive interest shall be applied to the reduction of the unpaid principal balance under this Note and not to the payment of interest, or, if such excessive interest exceeds the unpaid balance of principal under this Note, such excess shall be refunded to the Company.


     WITNESS the signature of the duly authorized officer of the Company

                                             DALLAS GOLD & SILVER EXCHANGE,
                                             INC., a Nevada corporation

                                             by: _______________________________
                                             Name: Dr. L.S. Smith

                                           Title: Chairman

Exhibit 1




To

The undersigned owner of this Note hereby irrevocably exercises the option to convert $ 1 00,000 principal amount of this Note into shares of I 00,000 shares of Common Stock of in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion be issued and delivered to the registered holder hereof..


Dated:



                                    Signature

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